Exhibit 10.1

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of September 5, 2025 (this “Amendment”), among Cinemark Holdings, Inc., a Delaware corporation, as parent guarantor (the “Parent”), Cinemark USA, Inc., a Texas corporation (together with any of its permitted successors and assigns, the “Borrower”), each of the Guarantors party hereto, the Lenders parties hereto, and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), to the Second Amended and Restated Credit Agreement, dated as of May 26, 2023, among the Parent, the Borrower, the Lenders from time to time parties thereto, the other agents and arrangers named therein and the Administrative Agent (as amended by the First Amendment, dated as of May 28, 2024, the Second Amendment, dated as of November 29, 2024, the Third Amendment, dated as of June 30, 2025, and as further amended, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

A. Pursuant to Section 2.19 of the Credit Agreement, the Borrower may from time to time request Increased Commitments, subject to the terms and conditions set forth therein.

B. The Borrower has requested that (i) Texas Capital Bank (the “New Lender”) become a Revolving Lender and Issuing Bank under the Amended Credit Agreement and (ii) the Persons set forth on Schedule I hereto (each, a “Fourth Amendment Incremental Lender”) provide Increased Commitments in an aggregate principal amount equal to $100,000,000 (the “Fourth Amendment Incremental Commitments”, and the loans thereunder, the “Fourth Amendment Incremental Loans”) such that the aggregate amount of the Revolving Commitments after giving effect to the Fourth Amendment Incremental Commitments is $225,000,000 as set forth on Schedule II hereto. After giving effect to this Amendment, the Issuing Bank LC Exposure Sublimits shall be as set forth on Schedule II hereto.

C. The Borrower, the Revolving Lenders parties hereto (constituting all of the Revolving Lenders under the Credit Agreement) and the Issuing Banks parties hereto (constituting all of the Issuing Banks under the Credit Agreement) desire to amend the Credit Agreement in accordance with Sections 2.19 and 9.02(b) of the Credit Agreement.

D. Each Fourth Amendment Incremental Lender party hereto is willing, subject to the terms and applicable conditions set forth in this Amendment and the Amended Credit Agreement, to provide the Borrower with the amount of the Fourth Amendment Incremental Commitments set forth opposite its name on Schedule I hereto.

E. Barclays Bank PLC (in such capacity, the “Amendment No. 4 Lead Arranger”) will act as a lead arranger and bookrunner for the Fourth Amendment Incremental Commitments and shall be deemed to be an “Arranger” for all purposes under the Amended Credit Agreement and each other Loan Document, including this Amendment.

F. Each Lender party hereto hereby (i) consents to this Amendment and the transactions contemplated hereby and (ii) authorizes, directs and instructs the Administrative Agent to execute and deliver this Amendment.

Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Fourth Amendment Incremental Commitments and Amendments

The Borrower, each of the Revolving Lenders, each of the Issuing Banks, the New Lender and the Administrative Agent hereby agree that:

A. This Amendment is an amendment referred to in Section 9.02 of the Credit Agreement.

B. Each Fourth Amendment Incremental Lender party hereto agrees, subject to the satisfaction of the conditions set forth in Article III, to increase the amount of its Revolving Commitments by the amount set forth opposite such Revolving Lender’s name on Schedule I hereto on the Fourth Amendment Effective Date (as defined below) (and with respect of the New Lender, to provide its initial Revolving Commitment as set forth on Schedule I hereto).

C. The Fourth Amendment Incremental Commitments provided pursuant to this Amendment shall constitute “Revolving Commitments” and “Commitments” referred to in the Amended Credit Agreement.

D. The Fourth Amendment Incremental Commitments shall have the same terms as (after giving effect to the amendments set forth herein), and shall be deemed to be, “Revolving Commitments” for all purposes under the Amended Credit Agreement and each other Loan Document, including, but not limited to, the fact that the Fourth Amendment Incremental Commitments will terminate on the Revolving Credit Maturity Date. Each Fourth Amendment Incremental Lender shall be deemed to be a “Lender”, a “Revolving Lender”, and a “Secured Party” for all purposes under the Amended Credit Agreement and each other Loan Document.

E. Each party hereto (which constitutes all the Revolving Lenders, the Issuing Banks, the Borrower, the other Loan Parties and the Administrative Agent) provides its consent and approval of the New Lender providing a Fourth Amendment Incremental Commitment and becoming a “Lender”, “Revolving Lender” and a “Secured Party” for all purposes under the Amended Credit Agreement and each other Loan Document.

F. Each party hereto agrees that the Issuing Bank LC Exposure Sublimits shall be as set forth on Schedule II hereto.

G. On the Fourth Amendment Effective Date (i) the Administrative Agent shall reallocate all Revolving Loans outstanding immediately prior to the Fourth Amendment Effective Date (such Revolving Loans, the “Existing Revolving Loans”) among all the Revolving Lenders such that each Revolving Lender holds its pro rata share (determined by reference to the Revolving Commitments after giving effect to the Fourth Amendment Incremental Commitments) of the Existing Revolving Loans and (ii) participations in Letters of Credit outstanding immediately prior to the Fourth Amendment Effective Date (such Letters of Credit, the “Existing L/Cs”) shall be deemed to be reallocated among all the Revolving Lenders such that the participations in the Existing L/Cs are held on a pro rata basis by the Revolving Lenders in accordance with their pro rata share (determined by reference to the Revolving Commitments after giving effect to the Fourth Amendment Incremental Commitments), in each case in accordance with Section 2.19(a) of the Credit Agreement.

H. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver its signature pages to this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (ii) from and after the Fourth Amendment Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by its Fourth Amendment Incremental Commitment and either it, or the Person exercising discretion in making its decision to execute this Amendment, is experienced in acquiring assets of such type, (iv) it has received a copy of the Amended Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(a) and (b) thereof, as applicable and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and provide its Fourth Amendment Incremental Commitment, and (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to provide its Fourth Amendment Incremental Commitment, and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

I. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions:

“Fourth Amendment” means that certain Fourth Amendment to the Credit Agreement, dated as of the Fourth Amendment Effective Date.

“Fourth Amendment Effective Date” means September 5, 2025.

J. Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the following definition to read as follows:

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.19 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of this Agreement. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, in the applicable Additional Credit Extension Amendment or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders’ Revolving Commitments on the Fourth Amendment Effective Date is $225,000,000.

K. Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (a) of the definition of “Applicable Rate” as follows:

(a) (i) 2.00% in the case of Term Benchmark Revolving Loans, (ii) 1.00% in the case of Alternate Base Rate Revolving Loans, and (iii) 0.375% in the case of commitment fees; provided that the Applicable Rate with respect to Revolving Loans (including commitment fees) shall be subject to adjustment following each date of delivery of financial statements of the Borrower pursuant to Sections 5.01(a) or (b) (“Financials”) of this Agreement, based on the Consolidated Net Senior Secured Leverage Ratio as of the end of the period covered by such Financials, as follows:

Pricing Level	Consolidated Net Senior Secured Leverage Ratio	Applicable Margin for Revolving Loans		Commitment Fee Rate
		Term Benchmark Loans	Alternate Base Rate Loans
Level 1	Greater than 1.00	2.00%	1.00%	0.375%
Level 2	Less than or equal to 1.00	1.75%	0.75%	0.25%

L. Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the paragraph immediately following clause (b) of the definition of “Applicable Rate” as follows:

As of the Fourth Amendment Effective Date, Level 2 pricing shall apply. Any increase or decrease in the Applicable Rates for Revolving Loans (including commitment fees) resulting from a change in the Consolidated Net Senior Secured Leverage Ratio shall become effective as of the date of delivery of the Financials; provided that Level 1 pricing shall apply at the option of the Administrative Agent or at the request of the Required Lenders as of the first Business Day after the date on which such Financials were required to have been delivered but have not been delivered pursuant to Sections 5.01(a) or (b) and shall continue to so apply to and including the date on which such Financials are so delivered (and thereafter the Level otherwise determined in accordance with this definition shall apply). In addition, at all times while an Event of Default shall have occurred and be continuing, Level 1 pricing shall apply. For the purposes of this definition, (i) each determination of the Consolidated Net Senior Secured Leverage Ratio shall be made as at the last day of any period of four consecutive fiscal quarters of the Borrower and (ii) when calculating Consolidated Net Senior Secured Leverage Ratio, if Consolidated EBITDA is less than or equal to $0, then Consolidated EBITDA shall be deemed to be $0.01 for purposes of such calculation.

ARTICLE II

Representations and Warranties

Each Loan Party represents and warrants, as of the Fourth Amendment Effective Date, to the Administrative Agent and to the Fourth Amendment Incremental Lenders that:

A. This Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

B. The representations and warranties of the Loan Parties set forth in this Amendment and the other Loan Documents, as modified by this Amendment, shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date, except that where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of such specific earlier date.

C. At the time of effectiveness of this Amendment and immediately after giving effect thereto, no Default or Event of Default has occurred and is continuing.

ARTICLE III

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which each of the following conditions is satisfied:

A. The Administrative Agent (or its counsel) shall have received a counterpart of this Amendment from (i) each Revolving Lender, (ii) the New Lender, (iii) each Issuing Bank, (iv) each Fourth Amendment Incremental Lender, (v) each Loan Party and (vi) the Administrative Agent, in each case, signed on behalf of such party.

B. The Administrative Agent (or its counsel) shall have received the executed legal opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties, in form reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such legal opinion.

C. The Administrative Agent (or its counsel) shall have received (i) a certificate of each Loan Party, dated as of the Fourth Amendment Effective Date, substantially in the form of such certificate delivered as of the Second Restatement Effective Date, with appropriate insertions and attachments including the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party, or certification that such attachments provided in such certificate on May 26, 2023, have not been modified, rescinded or amended and are in full force and effect, (ii) a long form good standing certificate and bringdown good standings for each Loan Party from its jurisdiction of organization and (iii) certified resolutions from the board of directors, members or other similar body of each Loan Party authorizing the execution, delivery and performance of this Amendment.

D. (i) The Administrative Agent shall have received, at least five days prior to the Fourth Amendment Effective Date, all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and Anti-Money Laundering Laws, including the Act, to the extent reasonably requested in writing of the Borrower at least ten days prior to the Fourth Amendment Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Fourth Amendment Effective Date, any Lender that has requested, in a written notice to the Borrower at least ten days prior to the Fourth Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment the condition set forth in this clause (D)(ii) shall be deemed to be satisfied).

E. The Borrower shall have paid all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date pursuant to Section 9.03 of the Credit Agreement, including reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

F. The Borrower shall have delivered to the Administrative Agent (or its counsel) a certificate of a Responsible Officer, dated as of the Fourth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of the Fourth Amendment Effective Date to clauses (B) and (C) of Article II above.

G. The Administrative Agent (or its counsel) shall have received a certificate attesting to the Solvency of the Borrower and its Subsidiaries (taken as a whole on a consolidated basis) on the Fourth Amendment Effective Date after giving effect to the incurrence of Fourth Amendment Incremental Commitments from a Financial Officer of the Borrower in substantially the same form as such certificate delivered on the Second Restatement Effective Date.

ARTICLE IV

Further Acknowledgments

A. The Borrower (x) acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Fourth Amendment Incremental Commitments provided hereby including, without limitation, all Fourth Amendment Incremental Loans made available pursuant thereto, (ii) all such Obligations (including all such Fourth Amendment Incremental Commitments) shall be entitled to the benefits of the Loan Documents and (iii) after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and (y) affirms and confirms the pledge of and/or grant of security interest in its assets as Collateral pursuant to the Collateral Documents to secure the Obligations, which continue in full force and effect.

B. Each Guarantor acknowledges and agrees to each of the provisions of this Amendment and to the incurrence of the Fourth Amendment Incremental Commitments to be made pursuant hereto. Each Guarantor acknowledges and agrees that all Obligations with respect to the Fourth Amendment Incremental Commitments provided hereby including, without limitation, all Fourth Amendment Incremental Loans made available pursuant hereto shall (i) be fully guaranteed pursuant to the Guarantee and Collateral Agreement as, and to the extent, provided therein and in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents. Each Guarantor acknowledges and agrees that after giving effect to this Amendment, the Guarantee and Collateral Agreement and the other Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets as Collateral pursuant to the Collateral Documents to secure the Obligations, which continue in full force and effect.

ARTICLE V

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Amendment No. 4 Lead Arranger, the other Secured Parties, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any exhibits or schedules thereto, all of which are, except as expressly set forth herein, ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Fourth Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

B. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the Liens existing immediately prior to the Fourth Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured

Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any other Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

C. Reaffirmation. Each Loan Party hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the Fourth Amendment Incremental Commitments), pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, in each case as modified by this Amendment (including in respect of the Fourth Amendment Incremental Lenders and the Fourth Amendment Incremental Commitments). Each of the Loan Parties hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

D. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their successors and assigns (it being understood that rights of assignment of the parties hereto are subject to the provisions of Section 9.04 of the Amended Credit Agreement).

E. Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN SECTION 9.09(b) OF THE CREDIT AGREEMENT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH

ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

F. Waiver of Right to Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

G. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or.pdf shall be effective as delivery of an originally executed counterpart of this Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below) and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

H. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

I. Amendments; Severability.

(i). This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(ii). Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CINEMARK HOLDINGS, INC., as the Parent

By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
Title: Executive Vice President – General Counsel and Business Affairs & Secretary

CINEMARK USA, INC., as the Borrower

By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
Title: Executive Vice President – General Counsel and Business Affairs & Secretary

CINEMARK MEDIA, INC.
CINEMARK PARTNERS I, INC.
CINEMARK PROPERTIES, INC.
GREELEY HOLDINGS, INC.
CINEMARK CONCESSIONS, LLC
CENTURY THEATRES, INC.
CINEMARK INVESTMENTS CORPORATION
CNMK BRAZIL INVESTMENTS, INC.
CNMK INVESTMENTS, INC.
CNMK TEXAS PROPERTIES, LLC
SUNNYMEAD CINEMA CORP.
CINEMARK, L.L.C.
CINEMARK LATIN AMERICA VENTURES, LLC
CINEMARK PRODECINE HOLDINGS, LLC
BRASIL HOLDINGS, L.L.C.
BRAZIL HOLDINGS II, LLC
CINEMARK INTERNATIONAL, L.L.C., as a Guarantor

By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
Title: Executive Vice President – General
Counsel and Business Affairs & Secretary

[Signature Page - Fourth Amendment]

BARCLAYS BANK PLC, as Administrative Agent, a Fourth Amendment Incremental Lender, a Revolving Lender and an Issuing Bank

By:	/s/ Jeremy Hazan
Name: Jeremy Hazan
Title: Managing Director

[Signature Page - Fourth Amendment]

WELLS FARGO BANK NATIONAL ASSOCIATION, as a Fourth Amendment Incremental Lender, a Revolving Lender and an Issuing Bank

By:	/s/ Jack Stutesman
Name: Jack Stutesman
Title: Director

[Signature Page - Fourth Amendment]

JPMORGAN CHASE BANK, N.A., as a Fourth Amendment Incremental Lender, a Revolving Lender and an Issuing Bank

By:	/s/ Ryan P Viaclovsky
Name: Ryan P Viaclovsky
Title: Authorized Officer

[Signature Page - Fourth Amendment]

ROYAL BANK OF CANADA, as a Fourth Amendment Incremental Lender, a Revolving Lender and an Issuing Bank

By:	/s/ Vincent Tingos
Name: Vincent Tingos
Title: Authorized Signatory

[Signature Page - Fourth Amendment]

TEXAS CAPITAL BANK, as the New Lender, a Fourth Amendment Incremental Lender and an Issuing Bank

By:	/s/ Fred Wysk
Name: Fred Wysk
Title: Managing Director

[Signature Page - Fourth Amendment]

SCHEDULE I

Fourth Amendment Incremental Commitments

Fourth Amendment Incremental Lender	Fourth Amendment Incremental Commitment
Barclays Bank PLC	$22,500,000
Wells Fargo Bank National Association	$22,500,000
JPMorgan Chase Bank, N.A.	$15,000,000
Royal Bank of Canada	$15,000,000
Texas Capital Bank	$25,000,000
Total	$100,000,000

Schedule II

Revolving Commitments

Revolving Lender	Revolving Commitment
Barclays Bank PLC	$60,000,000
Wells Fargo Bank National Association	$60,000,000
JPMorgan Chase Bank, N.A.	$40,000,000
Royal Bank of Canada	$40,000,000
Texas Capital Bank	$25,000,000
Total	$225,000,000

Issuing Bank LC Exposure Sublimits

Issuing Bank	LC Exposure Sublimit
Barclays Bank PLC	$9,333,334
Wells Fargo Bank National Association	$9,333,334
JPMorgan Chase Bank, N.A.	$6,222,222
Royal Bank of Canada	$6,222,222
Texas Capital Bank	$3,888,888
Total	$35,000,000